                            SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                JANUARY 17, 2003


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            NEVADA                      001-14256             13-3869719
 (State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On January 17, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing the appointment of Carter Mathies as Vice President and General Manager of the Company's recently formed Western Division, comprised of Uinta Basin properties acquired in December 2002. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

EXHIBIT
NUMBER                                    EXHIBIT
-------                                   -------
99.1          Press release dated January 17, 2003 entitled "Westport Appoints Carter
              Mathies To Lead New Division."



                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WESTPORT RESOURCES CORPORATION

Date:  January 17, 2003               By:    /s/ Howard L. Boigon
                                      Name:  Howard L. Boigon
                                      Title: Vice President, General Counsel
                                              and Secretary

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                    EXHIBIT
-------                                   -------
99.1*         Press release dated January 17, 2003 entitled "Westport Appoints Carter
              Mathies To Lead New Division."

    *Filed herewith.